General DataComm Industries, Inc.
                           Statement of Operations (1)
                    One Fiscal Month Ended December 31, 2002
                                   (Unaudited)
                                  ($ in 000's)


              Sales                                               $1,632
              Cost of Sales                                          850
                                                                  -------

              Gross Margin                                           782

              Operating Expenses:
                            Selling, general & administrative        555
                            Research & development                   269
                                                                  -------
                                                                     824
              Operating income                                       (42)

              Interest expense(contractual interest/fees $383)         -
              Gain on legal settlement                                 -
              Other, net                                               -
                                                                  -------
              Earnings (loss) before reorganization items,
               income taxes and discontinued operations              (42)
              Reorganization items:
                            Professional fees                        200
                                                                  -------
              Gain (loss) before income taxes
                and discontinued operations                         (242)
              Income tax provision                                    13
                                                                  -------
              Income (loss) before discontinued operations          (255)

              Income (loss) from discontinued operations              54
                                                                  -------
              Net income(loss)                                    $ (201)
                                                                  =======

---------------------
  (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002) audit adjustments and the effects of the bankruptcy filing.

                  General DataComm Industries, Inc.
                    Consolidated Balance Sheet (1)
                          December 31, 2002
                             (Unaudited)

         In thousands

         ASSETS:
         Current Assets:
            Cash and cash equivalents                      $ 2,420
            Accounts receivable                              2,528
            Notes receivable                                    38
            Inventories                                      4,172
            Deferred income taxes                              307
            Other current assets                               497
                                                          ---------
                                                             9,962

          Property, plant and equipment, net                   201
          Land and buildings held for sale                   6,269
          Other assets                                           4
          Net assets of discontinued operations                 57
                                                          ---------
                                        Total Assets       $16,493
                                                          =========


         LIABILITIES AND STOCKHOLDERS' EQUITY:
         Current liabilities:

         Liabilities not subject to compromise
            Accounts payable, trade                            691
            Accrued payroll and payroll-related costs          409
            Accrued expenses and other current liab.         2,043
                                                          ---------
                                                             3,143

         Liabilities  subject  to  compromise
            Revolving  credit  loan                        $    11
            Notes payable                                   23,693 (2)
            Mortgages payable on real estate held
             for sale                                          174
            7 3/4%  Convertible debentures                   3,000
            Accounts  payable, trade                        21,403
            Accrued expenses and other current liab.        16,590
                                                          ---------
                                                            64,871

         Deferred income taxes                                 448
                                                          ---------
                            Total Liabilities               68,462

         Redeemable 5% Preferred Stock                       3,043

         Stockholders' equity:
               Preferred stock                                 788
               Common stock                                  3,328
               Paid-in-capital                             191,313
               Accumulated deficit                        (249,002)(2)
                Less: Treasury stock                        (1,439)
                                                          ---------
                                                           (55,012)
                                                          ---------

          Total Liabilities and Stockholders' Equity       $16,493
                                                          =========

----------------
   (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002) audit adjustments and the effects of the bankruptcy filing.

   (2) Excludes $3,370 interest/fees on secured debt that may not be payable.

                        General DataComm Industries, Inc
                             Statement of Cash Flows
                    For the One Month Ended December 31, 2002
                                 (Unaudited) (1)
                                  ($ in 000's)
                Increase (Decrease) in Cash and Cash Equivalents


   Cash flows from operating activities:
      Cash received from customers                      $ 1,898
      Non A/R cash                                          235
      Cash paid to suppliers and employees               (1,486)
                                                        --------
   Net cash provided by operating activities
      before reorganization items                           647

   Operating cash flows from reorganization items:
      Professional fees                                    (157)
                                                        --------
   Net cash used by reorganization items                   (157)

   Net cash provided by operating activities                490

   Cash flows from financing activities:
      Principal payments on debt                           (676)
                                                        --------
   Net cash used in financing activities                   (676)

   Net increase(decrease) in cash                       $  (186)
                                                        ========

   Cash at beginning of period                            2,606
   Cash at end of period                               $  2,420

   Reconciliation of net income to net cash provided
      by (used in) operating activities
   Net income (loss)                                    $  (201)
   Depreciation                                              71
  (Increase) decrease in accounts receivable                129
  (Increase) decrease in notes receivable                    30
  (Increase) decrease in inventory                            3
  (Increase) decrease in net assets -
    for discontinued operations                             162
  (Increase) decrease in other current assets               170
  Increase (decrease) in postpetition payables
    and other current liabilities                           126
                                                        -------
  Net cash provided by operating activities             $   490
                                                        =======
-------------------------
(1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002) audit adjustments and the effects of the bankruptcy filing.